ARROW ALTERNATIVE SOLUTIONS FUND

CLASS A SHARES:  ASFFX

CLASS C SHARES:  ASFTX

INSTITUTIONAL CLASS SHARES:  ASFNX

Supplement dated March 1, 2014
to the Prospectus dated December 1, 2013.

The Arrow Alternative Solutions Fund’s (the “Fund”) strategy no longer utilizes an equity or managed futures strategy, and instead is focused on sectors of the fixed income market.  As a result, references to commodity risk, mortgage backed securities risk, sovereign debt risk, small and medium capitalization stock risk and tax risk relating to the Fund should be disregarded.  In addition, as of March 1, 2014, the redemption fee referenced in the fee table on page 1 of the prospectus has been eliminated for each share class and all references in the prospectus to the redemption fee relating to the Fund should also be disregarded.

The section titled Principal Investment Strategies on page 1 of the prospectus is replaced with the following:

Principal Investment Strategies:  The Fund primarily invests in fixed income securities of any maturity issued by the U.S. government or its agencies, and domestic and foreign corporate debt of any credit rating.  In addition to the direct investments in U.S. government and corporate debt, the Fund will use derivatives such as futures, options, swap agreements and structured notes, as well as exchange traded funds (ETFs), including inverse ETFs, and other investment companies, to obtain long and short exposure within the same asset classes.

The Fund's investments in corporate debt securities may be rated below investment grade (rated BB+ or lower by S&P or comparably rated by another nationally recognized statistical rating organization (NRSRO), also known as "high-yield" or "junk" bonds, and in unrated debt securities determined by the Fund’s investment advisor, Arrow Investment Advisors, LLC (the "Advisor"), to be of comparable quality.  The Fund's international investments may be in the securities of issuers from developed market countries, such as Japan, as well as emerging markets such as Malaysia.

The Advisor utilizes a quantitative methodology to invest in ("hold long") those assets expected to outperform their asset class, and sell all or part of an asset or sell short ("short"), directly or through inverse ETFs, those assets expected to underperform their asset class.  This long/short portfolio construction attempts to provide absolute (positive) returns by minimizing the risk of substantial losses stemming from market declines, while reducing volatility.  The Advisor may engage in frequent buying and selling of portfolio securities to achieve the Fund's investment objective.

The section titled Principal Investment Strategies on page 31 of the prospectus is replaced with the following:

PRINCIPAL INVESTMENT STRATEGIES

Arrow Alternative Solutions Fund

Principal Investment Strategies:  The Fund primarily invests in fixed income securities of any maturity issued by the U.S. government or its agencies, and domestic and foreign corporate debt of any credit rating.  In addition to the direct investments in U.S. government and corporate debt, the Fund will use derivatives such as futures, options, swap agreements and structured notes, as well as exchange traded funds (ETFs), including inverse ETFs, and other investment companies, to obtain long and short exposure within the same asset classes.

The Fund's investments in corporate debt securities may be rated below investment grade (rated BB+ or lower by S&P or comparably rated by another nationally recognized statistical rating organization (NRSRO), also known as "high-yield" or "junk" bonds, and in unrated debt securities determined by the Fund’s investment advisor, Arrow Investment Advisors, LLC (the "Advisor"), to be of comparable quality.  The Fund's international investments may be in the securities of issuers from developed market countries, such as Japan, as well as emerging markets such as Malaysia.

The Advisor utilizes a quantitative methodology to invest in ("hold long") those assets expected to outperform their asset class, and sell all or part of an asset or sell short ("short"), directly or through inverse ETFs, those assets expected to underperform their asset class.  This long/short portfolio construction attempts to provide absolute (positive) returns by minimizing the risk of substantial losses stemming from market declines, while reducing volatility.  The Advisor may engage in frequent buying and selling of portfolio securities to achieve the Fund's investment objective.

All references to commodity risk, mortgage backed securities risk, sovereign debt risk, small and medium capitalization stock risk, tax risk and wholly owned subsidiary risk relating to the Fund should be disregarded.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information each dated December 1, 2013, and as supplemented from time to time, which provide information that you should know about the Fund before investing.  These documents are available upon request and without charge by calling the Fund toll-free at 1-877-277-6933.  The Prospectus may be obtained by visiting the Fund’s website at www.arrowfunds.com.  You should retain this Supplement for future reference.

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